UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 13, 2012
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2012, Sovran Self Storage, Inc. (the "Company") appointed a new Chief Executive Officer and new Chief Financial Officer as part of a realignment of various senior management positions.  Also, on February 13, 2012, the Company appointed several new officers.  These changes will be effective March 1, 2012 and are set forth below.

David L. Rogers was appointed as the new Chief Executive Officer of the Company.  Mr. Rogers, 56, has been the Chief Financial Officer of the Company since 1995.

Robert J. Attea, 70, who has been the Company's Chief Executive Officer since 1997, will continue as an executive officer of the Company as Executive Chairman.

Kenneth F. Myszka, 62, will continue to serve as President and Chief Operating Officer, offices he has held since March 1997.

Andrew Gregoire, 44, was appointed as new Chief Financial Officer of the Company.  Mr. Gregoire has been the Vice President of Finance of the Company since 1998.

Paul Powell was appointed as Executive Vice President of Real Estate Investment of the Company.  Mr. Powell, 56, has been with the Company since 1997 and has primarily been involved in buying and selling self-storage properties for the Company.

Edward Killeen was appointed as Executive Vice President of Real Estate Management of the Company.  Mr. Killeen, 48, has been with the Company since 1997 and has primarily been involved in overseeing the marketing and operations of the Company's self-storage properties.

Each of the officers listed above are parties to existing employment agreements with the Company and Sovran Acquisition Limited Partnership, the Company's operating partnership, none of which agreements was affected by the foregoing.  The employment agreements of the newly appointed officers, i.e. Messrs. Gregoire, Powell and Killeen, are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K,which Exhibits are incorporated herein by reference.

Also on February 13, 2012, the Company established the base salary for the year ending December 31, 2012 for each of the executive officers listed above as follows:  Mr. Attea - $440,000, Mr. Rogers - $440,000, Mr. Myszka - $440,000, Mr. Gregoire - $225,000, Mr. Powell - $225,000 and Mr. Killeen - $225,000.

Item 8.01	Other Events

On February 13, 2012, the Company issued a press release concerning the matters disclosed in this report.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are filed herewith:

Exhibit No.	Description

10.1	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Andrew Gregoire amended and restated effective January 1, 2009

10.2	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Paul Powell amended and restated effective January 1, 2009

10.3	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Edward Killeen amended and restated effective January 1, 2009

99.1	Press Release dated February 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 14, 2012	SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Andrew Gregoire amended and restated effective January 1, 2009

10.2	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Paul Powell amended and restated effective January 1, 2009

10.3	Employment Agreement between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Edward Killeen amended and restated effective January 1, 2009

99.1	Press Release dated February 13, 2012